Exhibit 99.1

NEWS RELEASE

For Immediate Release	Contact:	Van A. Dukeman, CFA
President and CEO
vdukeman@bankillinois.com
Champaign, Illinois
217.351.6568

Main Street Trust Reports Excellent Net Earnings

CHAMPAIGN, Ill., July 18/PRNewswire – Main Street Trust, Inc. (OTCBB: MSTI) recorded solid earnings for the second quarter of 2003.  Unaudited consolidated net income for the quarter ended June 30, 2003 totaled $4.132 million or $0.39 diluted earnings per share, compared to $4.043 million or $0.36 per share for the same period in 2002.  The second quarter 2002 earnings were net of a $364,000 after tax charge related to restructuring expenses at our subsidiary banks.  MSTI’s net income for the six-months ended June 30, 2003 totaled $8.430 million or $0.80 per share, compared to $8.453 million or $0.76 per share for the first half of 2002, an increase of 5.3% in earnings per share and a 0.3% decrease in net income.

Van A. Dukeman, President and CEO stated, “Earnings were stable in the first half of 2003, despite a lessened demand for quality loans.  Loans stand at $50 million less than June 2002.  However, loan demand is showing some signs of life, wealth management fees will be enhanced by the stronger equity market, mortgage banking fees are strong and expense control continues to be good.  We are conservative underwriters of credit, and have been unwilling to sacrifice credit quality for growth.  This is reflected in our solid credit ratios.  For example, the allowance for loan losses relative to non-performing loans was 424% (over a 4 to 1 coverage of allowance to problem loans).”

Dukeman further announced that, “A significant recent decision by the Board was to increase our regular quarterly cash dividend from $0.15 per share, paid for the first quarter of 2003, to $0.20 per share for the current dividend period.  This decision was based upon the continued strong profitability and capital position of MSTI and the recently enacted federal legislation generally lowering the maximum federal tax on dividends from nearly 40% to 15%.  We believe this decision also reflects the continued focus of the Board and Management on the interests of the shareholders.”

The Company distributed a $0.20 per share cash dividend payable to shareholders of record on July 7, 2003.  This brings the total dividends paid to shareholders in 2003 to $0.50 per share, compared to $0.39 per share for the same year-to-date period in 2002.

Financial Highlights

The following delineates applicable financial measurements:

•                  Net Income Per Share

•                  Diluted net income per share was $0.80 for six-months and $0.39 for second quarter 2003

•                  Compared to $0.76 per share for six-months 2002, a 5.3% increase

•                  Compared to $0.36 per share for second quarter 2002

•                  Compared to $0.41 per share for first quarter 2003

•                  Net Income

•                  Net income was $8.430 million for six-months and $4.132 million for second quarter 2003

•                  Compared to $8.453 million for six-months 2002, a 0.3% decrease

•                  Compared to $4.043 million for second quarter 2002

•                  Compared to $4.298 million for first quarter 2003

•                  Return on Assets

•                  Return on assets was 1.52% for six-months and 1.48% for second quarter 2003

•                  Compared to 1.54% for six-months 2002

•                  Compared to 1.47% for second quarter 2002

•                  Compared to 1.57% for first quarter 2003

•                  Return on Equity

•                  Return on equity was 12.40% for six-months and 11.96% for second quarter 2003

•                  Compared to 12.16% for six-months 2002

•                  Compared to 11.57% for second quarter 2002

•                  Compared to 12.84% for first quarter 2003

•                  Net Yield on Interest Earning Assets

•                  Net yield on earning assets was 3.99% for six-months and 3.87% for second quarter 2003

•                  Compared to 4.25% for six-months 2002

•                  Compared to 4.27% for second quarter 2002

•                  Compared to 4.11% for first quarter 2003

•                  Non-interest Revenues as a % of Total Revenues

(Net of Interest Expense, Excluding Gains/Losses on Sales of Securities)

•                  Non-interest revenues as a % of total revenues were 33.15% for six-months and 33.61% for second quarter 2003

•                  Compared to 30.67% for six-months 2002

•                  Compared to 30.25% for second quarter 2002

•                  Compared to 32.69% for first quarter 2003

•                  Efficiency Ratio (Excluding Restructuring Expenses and Gains/Losses on Sales of Securities)

•                  Efficiency ratio was 53.52% for six-months and 54.14% for second quarter 2003

•                  Compared to 53.84% for six-months 2002

•                  Compared to 54.37% for second quarter 2002

•                  Compared to 52.90% for first quarter 2003

•                  Non-Performing Loans

•                  Non-performing loans were $2.294 million as of June 30, 2003, or 0.36% of loans

•                  Compared to $3.431 million or 0.50% of loans at June 30, 2002

•                  Compared to $2.095 million or 0.32% of loans as of March 31, 2003

•                  Book Value Per Share

•                  Book value per share as of June 30, 2003 was $13.31

•                  Compared to $12.27 per share as of June 30, 2002

•                  Compared to $13.06 per share as of March 31, 2003

•                  Total Assets

•                  Total assets were $1.126 billion as of June 30, 2003

•                  Compared to $1.095 billion as of June 30, 2002

•                  Compared to $1.118 billion as of March 31, 2003

•                  Total Assets Under Management

•                  Total assets under management were $1.461 billion as of June 30, 2003

•                  Compared to $1.421 billion as of June 30, 2002

•                  Compared to $1.390 billion as of March 31, 2003

Franchise

Main Street Trust, Inc. is a $1.1 billion financial holding company headquartered in Champaign, Illinois, and has two banking subsidiaries; BankIllinois and First National Bank of Decatur, offering 17 banking centers throughout Central Illinois.  Customers are also provided surcharge-free access to 72 ATMs throughout the state of Illinois.  In addition to Main Street’s banking assets, its Wealth Management Group manages $1.5 billion of financial assets for individuals and institutions.  The Company also owns a retail payment processing subsidiary, FirsTech, Inc., that processes over 50 million items per year.

Special Note Concerning Forward-Looking Statements

This document (including information incorporated by reference) may contain future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company.  Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions.  Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements.  These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of any future terrorist threats or attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices.  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

100 W. University Avenue, Champaign, IL 61820

SELECTED FINANCIAL HIGHLIGHTS

(dollars in thousands, except for per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Average Balances:
Total Assets	$1,122,612	$1,100,687	$1,115,134	$1,105,438
Investment Securities	363,493	316,764	348,004	323,080
Gross Loans(1)	641,943	689,462	654,895	686,141
Earning Assets	1,042,958	1,016,502	1,032,978	1,019,956
Deposits	852,969	841,755	850,747	847,198
Interest Bearing Liabilities	823,853	800,710	818,021	801,968
Common Equity	138,520	140,106	137,131	140,169

Financial Highlights:
Tax Equivalized Net Interest Income	$10,065	$10,818	$20,431	$21,511
Total Assets	1,126,482	1,095,306	1,126,482	1,095,306
Gross Loans(1)	642,867	692,193	642,867	692,193
Reserve for Loan Losses	9,735	9,401	9,735	9,401
Non-Performing Loans	2,294	3,431	2,294	3,431
Net (Charge-offs)/Recoveries	(217)	(386)	(184)	(518)
Total Assets Under Management	1,461,125	1,420,838	1,461,125	1,420,838

Financial Ratios:
Return on Average Assets(2)	1.48%	1.47%	1.52%	1.54%
Return on Average Equity(2)	11.96%	11.57%	12.40%	12.16%
Net Yield on Average Earning Assets(2),(4)	3.87%	4.27%	3.99%	4.25%
Net Interest Spread(2),(4)	3.43%	3.68%	3.54%	3.64%
Non-Interest Revenues as a % of Total Revenues(3),(6)	33.61%	30.25%	33.15%	30.67%
Net Overhead Efficiency Ratio(3),(4)	54.14%	54.37%	53.51%	53.84%
Average Loan to Deposit Ratio	75.26%	81.91%	76.98%	80.99%
Reserve for Loan Losses to Loans	1.51%	1.36%	1.51%	1.36%
Reserve as a Percentage of Non-Performing Loans	424.37%	274.00%	424.37%	274.00%
Dividend Payout Ratio(7)	33.83%	31.07%	33.83%	31.07%

Common Stock Data:
Shareholders’ Equity	$139,604	$128,965	$139,604	$128,965
Common Shares Outstanding	10,484,818	10,507,487	10,484,818	10,507,487
Shareholders’ Equity to Total Assets	12.39%	11.77%	12.39%	11.77%
Book Value Per Share	$13.31	$12.27	$13.31	$12.27
Cash Dividends Paid Per Share	$0.15	$0.13	$0.30	$0.26
Market Price at Period End(5)	$30.00	$22.75	$30.00	$22.75
Price to Book Ratio(5)	225.39%	185.41%	225.39%	185.41%
Price to Earnings Ratio(5),(7)	18.29	14.97	18.29	14.97

(1) Loans include mortgage loans held-for-sale and nonaccrual loans.

(2) Annualized.

(3) Does not include restructuring expenses and securities gains/losses.

(4) On a fully tax-equivalized basis.

(5) Closing price at end of period.

(6) Net of interest expense.

(7) Last 12-months earnings

Consolidated Balance Sheets

(Unaudited, in thousands, except share data)

	June 30, 2003	June 30, 2002	% Change	June 30, 2003	December 31, 2002	% Change
ASSETS
Cash and due from banks	$52,685	$60,589	(13.0)%	$52,685	$59,744	(11.8)%
Federal funds sold and interest bearing deposits	24,216	3,603	572.1%	24,216	43,002	(43.7)%
Cash and cash equivalents	76,901	64,192	19.8%	76,901	102,746	(25.2)%

Investments in debt and equity securities:
Available-for-sale, at fair value	265,976	248,846	6.9%	265,976	240,616	10.5%
Held-to-maturity, at cost	104,711	53,391	96.1%	104,711	68,563	52.7%
Non-marketable equity securities	7,528	6,079	23.8%	7,528	7,031	7.1%
Total investments in debt and equity securities	378,215	308,316	22.7%	378,215	316,210	19.6%

Mortgage loans held for sale	7,875	2,131	269.5%	7,875	2,972	165.0%
Loans, net of allowance for loan losses	625,257	680,661	(8.1)%	625,257	664,142	(5.9)%
Premises and equipment	17,824	18,928	(5.8)%	17,824	18,349	(2.9)%
Accrued interest receivable	6,704	7,631	(12.1)%	6,704	7,315	(8.4)%
Other assets	13,706	13,447	1.9%	13,706	10,994	24.7%
Total assets	$1,126,482	$1,095,306	2.8%	$1,126,482	$1,122,728	0.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$153,139	$148,462	3.2%	$153,139	$163,903	(6.6)%
Interest bearing	698,729	712,980	(2.0)%	698,729	704,683	(0.8)%
Total deposits	851,868	861,442	(1.1)%	851,868	868,586	(1.9)%

Federal funds purchased, repurchase agreements and notes payable	95,707	55,182	73.4%	95,707	80,651	18.7%
Federal Home Loan Bank advances and other borrowings	27,748	37,839	(26.7)%	27,748	27,806	(0.2)%
Accrued interest payable	1,964	2,785	(29.5)%	1,964	2,252	(12.8)%
Other liabilities	9,591	9,093	5.5%	9,591	8,963	7.0%
Total liabilities	986,878	966,341	2.1%	986,878	988,258	(0.1)%

Shareholders’ equity:
Preferred stock	—	—	0.0%	—	—	0.0%
Common stock	112	112	0.0%	112	112	0.0%
Paid in capital	55,380	55,347	0.1%	55,380	55,337	0.1%
Retained earnings	97,435	87,065	11.9%	97,435	92,853	4.9%
Accumulated other comprehensive income	3,874	2,975	30.2%	3,874	3,776	2.6%
	156,801	145,499	7.8%	156,801	152,078	3.1%

Less: treasury stock, at cost	(17,197)	(16,534)	4.0%	(17,197)	(17,608)	(2.3)%

Total shareholders’ equity	139,604	128,965	8.2%	139,604	134,470	3.8%
Total liabilities and shareholders’ equity	$1,126,482	$1,095,306	2.8%	$1,126,482	$1,122,728	0.3%

Consolidated Statements of Income

(Unaudited, in thousands, except share data)

	Quarter Ended June 30,			Six Months Ended June 30,
	2003	2002	% Change	2003	2002	% Change
Interest income:
Loans and fees on loans	$10,348	$12,195	(15.1)%	$21,402	$24,382	(12.2)%
Investments in debt and equity securities
Taxable	2,949	3,130	(5.8)%	5,772	6,455	(10.6)%
Tax-exempt	579	594	(2.5)%	1,166	1,194	(2.3)%
Federal funds sold and interest bearing deposits	152	101	50.5%	254	196	29.6%
Total interest income	14,028	16,020	(12.4)%	28,594	32,227	(11.3)%

Interest expense:
Deposits	3,618	4,718	(23.3)%	7,491	9,725	(23.0)%
Federal funds purchased, repurchase agreements and notes payable	280	323	(13.3)%	547	649	(15.7)%
Federal Home Loan Bank advances and other borrowings	384	499	(23.0)%	764	993	(23.1)%
Total interest expense	4,282	5,540	(22.7)%	8,802	11,367	(22.6)%

Net interest income	9,746	10,480	(7.0)%	19,792	20,860	(5.1)%
Provision for loan losses	330	330	0.0%	660	660	0.0%
Net interest income after provision for loan losses	9,416	10,150	(7.2)%	19,132	20,200	(5.3)%

Non-interest income:
Remittance processing	1,732	1,837	(5.7)%	3,498	3,786	(7.6)%
Trust and brokerage fees	1,333	1,429	(6.7)%	2,795	2,882	(3.0)%
Service charges on deposit accounts	660	596	10.7%	1,240	1,150	7.8%
Securities transactions, net	—	220	(100.0)%	(43)	290	(114.8)%
Gain on sales of mortgage loans, net	698	176	296.6%	1,242	395	214.4%
Other	511	508	0.6%	1,038	1,016	2.2%
Total non-interest income	4,934	4,766	3.5%	9,770	9,519	2.6%

Non-interest expense:
Salaries and employee benefits	4,594	5,096	(9.9)%	9,243	9,851	(6.2)%
Occupancy	583	609	(4.3)%	1,206	1,161	3.9%
Equipment	563	674	(16.5)%	1,212	1,362	(11.0)%
Data processing	529	675	(21.6)%	1,058	1,238	(14.5)%
Office supplies	325	293	10.9%	628	634	(0.9)%
Service charges from correspondent banks	236	247	(4.5)%	465	483	(3.7)%
Other	1,291	1,367	(5.6)%	2,373	2,429	(2.3)%
Total non-interest expense	8,121	8,961	(9.4)%	16,185	17,158	(5.7)%

Income before income taxes	6,229	5,955	4.6%	12,717	12,561	1.2%
Income taxes	2,097	1,912	9.7%	4,287	4,108	4.4%
Net income	$4,132	$4,043	2.2%	$8,430	$8,453	(0.3)%

Per share data:
Basic earnings per share	$0.39	$0.37	5.4%	$0.80	$0.77	3.9%
Weighted average shares of common stock outstanding	10,496,736	11,028,764	(4.8)%	10,487,954	11,045,188	(5.0)%

Diluted earnings per share	$0.39	$0.36	8.3%	$0.80	$0.76	5.3%
Weighted average shares of common stock and dilutive potential common shares outstanding	10,605,680	11,107,133	(4.5)%	10,590,106	11,110,716	(4.7)%